                                                               [EXECUTION COPY]

                AMENDED AND RESTATED BORROWER SECURITY AGREEMENT

         This AMENDED AND RESTATED BORROWER SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of September 11, 1998 (amending and restating the Borrower Security Agreement, dated as of February 13, 1998 (the "Existing Security Agreement")), is made by DUANE READE, a New York general partnership (the "Grantor"), in favor of FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.


                              W I T N E S S E T H:

         WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

         WHEREAS, as a condition precedent to the making of the Credit Extensions under the Existing Credit Agreement, the Grantor was required to execute and deliver the Existing Security Agreement; and

         WHEREAS, the Grantor has requested that the Existing Security Agreement be amended and restated in its entirety to read as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Grantor pursuant to the Credit Agreement and to induce the Secured Parties to enter into Rate Protection Agreement(s), the Grantor agrees, for the benefit of each Secured Party, as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Collateral Account" is defined in Section 4.3(b).

         "Computer Hardware and Software Collateral" means:

                  (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                  (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

                  (c)  all firmware associated therewith;

                  (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through
         (c); and

                  (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

         "Copyright Collateral" means all copyrights (including all copyrights for semiconductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of
Schedule IV
attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         "Credit Agreement" is defined in the first recital.

         "Equipment" is defined in clause (a) of Section 2.1.

         "Existing Credit Agreement" is defined in the first recital.

         "Existing Security Agreement" is defined in the preamble.

         "Grantor" is defined in the preamble.

         "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "Inventory" is defined in clause (b) of Section 2.1

         "Lender" and "Lenders" are defined in the first recital.

         "Patent Collateral" means:

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule II attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                  (c) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto; and


                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all rights corresponding thereto throughout the world.

         "Receivables" is defined in clause (c) of Section 2.1.

         "Related Contracts" is defined in clause (c) of Section 2.1.

         "Security Agreement" is defined in the preamble.

         "Trademark Collateral" means:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto;

                  (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in
Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

         "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

         SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                               SECURITY INTEREST

         SECTION 2.1. Grant of Security. The Grantor hereby (x) confirms the assignments, pledges and grants that it previously made to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties pursuant to the Existing Security Agreement and (y) not in limitation of such assignments, pledges and grants but as a supplement thereto, assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor (the "Collateral"):

                  (a) all equipment in all of its forms of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

                  (b) all inventory in all of its forms of the Grantor, wherever located, including

                           (i) all raw materials and work in process therefor,
                  finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                           (ii) all goods in which the Grantor has an interest
                  in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

                           (iii) all goods which are returned to or repossessed
                  by the Grantor,

         and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

                  (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables" (provided, however, that Receivables shall not include Prescription Receivables sold to Pharmacy Fund pursuant to the Rapid Remit Program), and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts") (provided, however, that Related Contracts shall not include the Rapid Remit Program Documents);

                  (d)  all Intellectual Property Collateral of the Grantor;

                  (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

                  (f) all of the Grantor's other property and rights of every kind and description and interests therein; and

                  (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f), proceeds deposited from time to time in the Collateral Account and in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The Grantor agrees to use its commercially reasonable best efforts to obtain any such required consent.

         SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Grantor now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

         SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments,

                  (b) be binding upon the Grantor, its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon the payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Upon any sale or other transfer of Collateral permitted by the terms of Section
7.2.9 of the Credit Agreement, the security interest created hereunder in such Collateral (but not in the proceeds thereof) shall be deemed to be automatically released and the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release.

         SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding

                  (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

                  (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

                  (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties. The Grantor represents and warrants to each Secured Party as set forth in this Article III.

         SECTION 3.2. Location of Collateral, etc. All of the Equipment, Inventory and lock boxes of the Grantor are located at the places specified in Item A, Item B and Item C, respectively, of Schedule I hereto. None of the Equipment and Inventory has, within the four months preceding the Closing Date (if then owned by the Grantor), been located at any place other than the places specified in Item A and Item B, respectively, of Schedule I hereto except as set forth in a footnote thereto. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in Item D of
Schedule I hereto. The Grantor has no trade names other than those set forth in Item E of Schedule I hereto. During the four months preceding the Closing Date, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item F of
Schedule I hereto. If the Collateral includes any Inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.8. The Grantor is not a party to any Federal, state or local government contract except as set forth in Item G of Schedule I hereto.

         SECTION 3.3. Ownership, No Liens, etc. The Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 7.2.3 of the Credit Agreement or as to which a duly executed termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

         SECTION 3.4. Possession and Control. The Grantor has exclusive possession and control of its Equipment and Inventory.

         SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. The Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Administrative Agent).

         SECTION 3.6. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

                  (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (b) such Intellectual Property Collateral is valid and enforceable;

                  (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably be expected to have a Material Adverse Effect and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably be expected to have a Material Adverse Effect;

                  (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

                  (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business.

         SECTION 3.7. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral securing the payment of the Obligations, and

                  (a) in the case of Collateral comprised of certificated securities or instruments, upon the delivery of such Collateral to the Administrative Agent, such security interest will be a first priority perfected security interest;

                  (b) in the case of Collateral comprised of uncertificated securities with respect to which a security interest therein may not be perfected under applicable law by the filing of a Uniform Commercial Code financing statement, upon a "transfer" (as such term is used in Section 8-313 of the U.C.C.) of such Collateral to the Administrative Agent, such security interest will be a first priority perfected security interest; and

                  (c) in the case of all other Collateral, upon the filing of the Uniform Commercial Code financing statements delivered by the Grantor to the Administrative Agent with respect to such Collateral, such security interest will be a first priority perfected security interest.

The Grantor has filed all Uniform Commercial Code financing statements referred to above in the appropriate offices therefor (or has provided the Administrative Agent with copies thereof suitable for filing in such offices), and has taken all of the other actions referred to above necessary to create perfected, first-priority security interests in the applicable Collateral.


         SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Agents), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

                  (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or

                  (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

         SECTION 3.9. Compliance with Laws. The Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.


                                   ARTICLE IV

                                   COVENANTS

         SECTION 4.1. Certain Covenants. The Grantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, any Letters of Credit shall be outstanding, any Rate Protection Agreements shall remain in full force and effect, or any Lender shall have any outstanding Commitment, the Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

         SECTION 4.2. As to Equipment and Inventory. The Grantor hereby agrees that it shall

                  (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 3.2 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in
         Article III (including Section 3.7) shall be true and correct, and all action required pursuant to the first sentence of Section 4.8 shall have been taken with respect to the Equipment and Inventory;

                  (b) cause the Equipment to be maintained and preserved as required by Section 7.1.3 of the Credit Agreement; and promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of such material Equipment; and


                  (c) pay promptly when due all property and other material taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

         SECTION 4.3.  As to Receivables.

                  (a) The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, located at the address(es) set forth in Item D of Schedule I hereto, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.8 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper. In addition, the Grantor shall give the Administrative Agent a supplement to Schedule I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in Section 3.2.

                  (b) Upon written notice by the Administrative Agent to the Grantor pursuant to this Section 4.3(b), all proceeds of Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of the Grantor maintained with the Administrative Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default.

                  (c) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand, or to the payment of any Obligations at any time that an Event of Default shall exist.

         SECTION 4.4.  As to Collateral.

                (a) Until the occurrence and continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify the Grantor of the revocation of such power and authority the Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit
         Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.
         The Administrative Agent, however, may, at any time following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

                  (b) Following a Default of the nature set forth in Section
         8.1.9 of the Credit Agreement or an Event of Default, the Administrative Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

         SECTION 4.5. As to Intellectual Property Collateral. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of the Grantor:

                  (a) the Grantor shall not, unless the Grantor shall either
         (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

                  (b) the Grantor shall not, and the Grantor shall not permit any of its licensees to, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise,

                           (i) fail to continue to use any of the Trademark
                  Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                           (ii) fail to maintain as in the past the quality of
                  products and services offered under all of the Trademark Collateral,

                           (iii) fail to employ all of the Trademark Collateral
                  registered with any Federal or state or foreign authority with an appropriate notice of such registration,

                           (iv) adopt or use any other Trademark which is
                  confusingly similar or a colorable imitation of any of the Trademark Collateral,

                           (v) use any of the Trademark Collateral registered
                  with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

                           (vi) do or permit any act or knowingly omit to do
                  any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

                  (c) the Grantor shall not, unless the Grantor shall either
         (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

                  (d) the Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

                  (e) in no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

                  (f) the Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and
         (c)).

                  (g) the Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Trademark Security Agreement in the form of Exhibit B hereto, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

         SECTION 4.6. Insurance. The Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section.


         SECTION 4.7.  Transfers and Other Liens.  The Grantor shall not:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

                  (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

         SECTION 4.8. Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

                  (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

                  (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                  (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

                  (d) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                   ARTICLE V

                            THE ADMINISTRATIVE AGENT

         SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.8).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.


         SECTION 5.2. Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.

         SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                           (i) require the Grantor to, and the Grantor hereby
                  agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                           (ii) without notice except as specified below, sell
                  the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

                           (i) first, to the payment of any amounts payable to
                  the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.2;

                           (ii) second, to the equal and ratable payment of
                  Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Obligations as to each Secured Party, applied

                                    (A) first to fees and expense
                           reimbursements then due to such Secured Party,

                                    (B) then to interest due to such Secured
                           Party,

                                    (C) then to pay or prepay principal of the
                           Loans owing to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                                    (D) then to pay the remaining outstanding
                           Obligations and cash collateralize all Letter of Credit Outstandings;

                           (iii) third, without duplication of any amounts paid
                  pursuant to clause (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

                           (iv) fourth, to be held as additional collateral
                  security until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

         For purposes of this Security Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

         SECTION 6.2.  Indemnity and Expenses.

                  (a) The Grantor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

                  (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                           (i)  the administration of this Security Agreement,

                           (ii) the custody, preservation, use or operation of,
                  or the sale of, collection from, or other realization upon, any of the Collateral,

                           (iii) the exercise or enforcement of any of the
                  rights of the Administrative Agent or the Secured Parties hereunder, and

                           (iv) the failure by the Grantor to perform or
                  observe any of the provisions hereof.


                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to either party hereto, addressed to such party at the address of such party specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         SECTION 7.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

         SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         SECTION 7.6. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

         SECTION 7.7. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                           DUANE READE
                                           By Duane Reade Inc., a
                                                   general Partner


                                               By  /s/ William J. Tennant
                                                   ---------------------------
                                                   Name:  William J. Tennant
                                                   Title: Senior Vice President
                                                          and Chief Financial
                                                          Officer


                                           By DRI I Inc., a general partner


                                               By /s/ William J. Tennant
                                                   ---------------------------
                                                   Name:  William J. Tennant
                                                   Title: Senior Vice President
                                                          and Chief Financial
                                                          Officer


                                           FLEET NATIONAL BANK,
                                             as Administrative Agent


                                           By /s/ Authorized Signatory
                                               -------------------------------
                                               Name:
                                               Title:

                                                                     SCHEDULE I
                                                                    to Borrower
                                                             Security Agreement

Item A.  Location of Equipment

           Description                                    Location
           -----------                                    --------
1.

2.

3.


Item B.  Location of Inventory

           Description                                    Location
           -----------                                    --------

1.

2.

3.

Item C.  Location of Lock Boxes

                                                                     Contact
       Bank Name and Address              Account Number              Person
       ---------------------              --------------              ------
1.

2.

3.

Item D.  Place(s) of Business and Chief Executive Office

1.

2.

3.

Item E.  Trade Names

1.

2.

3.

Item F.  Merger or Other Corporate Reorganization

1.

2.

3.

Item G.  Government Contracts

1.

2.

3.

                                                                    SCHEDULE II
                                                                    to Borrower
                                                             Security Agreement


Item A.  Patents


                                 Issued Patents
                                 --------------

*Country       Patent No.    Issue Date      Inventor(s)       Title
--------       ----------    ----------      -----------       -----





                          Pending Patent Applications
                          ---------------------------

*Country      Serial No.   Filing Date        Inventor(s)       Title
--------      ----------   -----------        -----------       -----






                       Patent Applications in Preparation
                       ----------------------------------

                                Expected
*Country       Docket No.      Filing Date     Inventor(s)       Title
--------       ----------      -----------     -----------       -----







Item B.  Patent Licenses


*Country or                              Effective    Expiration     Subject
 Territory     Licensor    Licensee         Date         Date         Matter
-----------    --------    --------      ---------    ----------     --------







--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                   SCHEDULE III
                                                                    to Borrower
                                                             Security Agreement


Item A.  Trademarks



                             Registered Trademarks
                             ---------------------

*Country         Trademark        Registration No.          Registration Date
--------         ---------        ----------------          -----------------





                         Pending Trademark Applications
                         ------------------------------

*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------







                     Trademark Applications in Preparation
                     -------------------------------------

                                                Expected      Products/
*Country      Trademark       Docket No.       Filing Date    Services
--------      ---------       ----------       -----------    ---------





Item B.  Trademark Licenses

*Country or                                            Effective  Expiration
 Territory         Trademark   Licensor   Licensee         Date       Date
-----------        ---------   --------   --------     ---------  ----------










--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                    SCHEDULE IV
                                                                    to Borrower
                                                             Security Agreement


Item A.  Copyrights/Mask Works


                        Registered Copyrights/Mask Works
                        --------------------------------

*Country      Registration No.   Registration Date      Author(s)      Title
--------      ----------------   -----------------      ---------      -----






             Copyright/Mask Work Pending Registration Applications
             -----------------------------------------------------
*Country         Serial No.          Filing Date         Author(s)      Title
--------         ----------          -----------         ---------      -----









          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------

                                   Expected
*Country          Docket No.     Filing Date            Author(s)       Title
--------          ----------     -----------           ----------       -----



Item B.  Copyright/Mask Work Licenses


*Country or                                Effective     Expiration     Subject
 Territory        Licensor     Licensee       Date          Date        Matter
-----------       --------     --------    ----------    -----------    -------








--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE V
                                                                    to Borrower
                                                             Security Agreement


                       Trade Secret or Know-How Licenses
                       ---------------------------------


*Country or                               Effective  Expiration     Subject
 Territory         Licensor     Licensee     Date       Date        Matter
-----------        --------     --------  ---------  -----------    -------












































--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      EXHIBIT A
                                                                    to Borrower
                                                             Security Agreement


                           PATENT SECURITY AGREEMENT

         This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between DUANE READE, a New York general partnership (the "Grantor"), and FLEET NATIONAL BANK, as Administrative Agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;


                             W I T N E S S E T H :

         WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered an Amended and Restated Borrower Security Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Borrower Security Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Security Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement");

         WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Grantor pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                  (c) all patent licenses, including each patent license referred to in Item B of Attachment 1 attached hereto; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 attached hereto, and all rights corresponding thereto throughout the world.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Security Interest. Upon payment in full in cash of all Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        DUANE READE
                                        By Duane Reade Inc., a general partner


                                            By
                                               -------------------------------
                                                Name:
                                                Title:


                                        By DRI I Inc., a general partner


                                            By
                                               -------------------------------
                                                Name:
                                                Title:



                                        FLEET NATIONAL BANK, as
                                        Administrative Agent


                                        By
                                           -----------------------------------
                                            Name:
                                            Title:

                                                                   ATTACHMENT 1
                                                             to Borrower Patent
                                                             Security Agreement


Item A.  Patents


                                 Issued Patents
                                 --------------

*Country          Patent No.       Issue Date        Inventor(s)       Title
--------          ----------       ----------        -----------       -----









                          Pending Patent Applications
                          ---------------------------

*Country         Serial No.        Filing Date       Inventor(s)       Title
--------         ----------        -----------       -----------       -----







                       Patent Applications in Preparation
                       ----------------------------------

                                  Expected
*Country         Docket No.      Filing Date          Inventor(s)      Title
--------         ----------      -----------          -----------      -----










Item B.  Patent Licenses


*Country or                                Effective  Expiration    Subject
 Territory         Licensor    Licensee       Date       Date        Matter
-----------        --------    --------    ---------  ----------    -------

                                                                      EXHIBIT B
                                                                    to Borrower
                                                             Security Agreement


                          TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Agreement"), dated as of September 11, 1998 (amending and restating the Trademark Security Agreement, dated as of February 13, 1998 (the "Existing Agreement")), is made between DUANE READE, a New York general partnership (the "Grantor"), and FLEET NATIONAL BANK, as Administrative Agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;


                             W I T N E S S E T H :

         WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered an Amended and Restated Borrower Security Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Borrower Security Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Security Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement");

         WHEREAS, as a condition precedent to the making of the Credit Extensions under the Existing Credit Agreement, the Grantor was required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

         WHEREAS, the Grantor has requested that the Existing Agreement be amended and restated in its entirety to read as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Grantor pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby (x) confirm the mortgage, pledge and grant that it previously made to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties pursuant to the Existing Agreement and (y) not in limitation of such assignments, pledges and grants but as a supplement thereto, assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 attached hereto;

                  (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Security Interest. Upon payment in full in cash of all Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       DUANE READE
                                       By Duane Reade Inc., a general partner


                                           By
                                               -------------------------------
                                               Name:
                                               Title:


                                       By DRI I Inc., a general partner


                                           By
                                               -------------------------------
                                               Name:
                                               Title:



                                       FLEET NATIONAL BANK,
                                         as Administrative Agent


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                                                   ATTACHMENT 1
                                                          to Borrower Trademark
                                                             Security Agreement


Item A.  Trademarks



                             Registered Trademarks
                             ---------------------

*Country      Trademark     Registration No.       Registration Date
--------      ---------     ----------------       -----------------









                         Pending Trademark Applications
                         ------------------------------

*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------







                     Trademark Applications in Preparation
                     -------------------------------------

                                                Expected    Products/
*Country      Trademark       Docket No.       Filing Date   Services
--------      ---------       ----------       -----------  ---------











--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B.  Trademark Licenses

*Country or                                              Effective  Expiration
 Territory          Trademark   Licensor      Licensee      Date       Date
-----------         ---------   --------      --------   ---------  -----------

                                                                      EXHIBIT C
                                                                    to Borrower
                                                             Security Agreement


                          COPYRIGHT SECURITY AGREEMENT

         This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between DUANE READE, a New York general partnership (the "Grantor"), and FLEET NATIONAL BANK, as Administrative Agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;


                             W I T N E S S E T H :

         WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered an Amended and Restated Borrower Security Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Borrower Security Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Security Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement");

         WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Grantor pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Attachment 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Security Interest. Upon payment in full in cash of all Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        DUANE READE
                                        By Duane Reade Inc., a general partner


                                            By
                                                ------------------------------
                                                Name:
                                                Title:


                                        By DRI I Inc., a general partner


                                            By
                                                ------------------------------
                                                Name:
                                                Title:



                                        FLEET NATIONAL BANK,
                                          as Administrative Agent


                                        By
                                            ----------------------------------
                                            Name:
                                            Title:

                                                                   ATTACHMENT 1
                                                          to Borrower Copyright
                                                             Security Agreement


Item A.  Copyrights/Mask Works



                        Registered Copyrights/Mask Works
                        --------------------------------

*Country       Registration No.  Registration Date     Author(s)       Title
--------       ----------------  -----------------     ---------       -----








             Copyright/Mask Work Pending Registration Applications
             -----------------------------------------------------

*Country         Serial No.          Filing Date       Author(s)       Title
--------         ----------          -----------       ---------       -----









          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------

                                      Expected
*Country         Docket No.          Filing Date        Author(s)      Title
--------         ----------          -----------        ---------      -----










--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B.  Copyright/Mask Work Licenses

*Country or                              Effective    Expiration    Subject
 Territory        Licensor    Licensee      Date         Date       Matter
-----------       --------    --------   ---------    ----------    -------